Exhibit 99


                                                         CONNIE KOVOLENKO
                                                          (412) 553-5911

                                                           JULY 19, 1996



        EQUITABLE RESOURCES REPORTS SECOND QUARTER EARNINGS AND DIVIDEND


      PITTSBURGH -- Equitable Resources Inc. (ERI)(NYSE:EQT) reported net income of $.9 million, or 3 cents per share, for the three months ended June 30, 1996, compared with a loss of $1.2 million, or 3 cents per share a year ago. The Company also announced a regular quarterly dividend of 29 1/2 cents per share payable September 1, 1996 to holders of record at the close of business August 15, 1996.

      The 1996 period improvement occurred despite a nonrecurring, after-tax charge of $1.2 million, or 4 cents per share, for the closing of natural gas price hedge positions related to production for the second half of 1996. The 1995 period also reflected a one-time after-tax charge of $2.9 million or 8 cents per share for an investment write-off and restructuring and reengineering costs.

       Operating results for the current quarter benefited from lower operating expenses and increased marketed gas sales at higher margins. Operating expenses for the quarter were lower despite $1.5 million of start-up costs for ERI Services, the company's new unregulated energy services marketing operation. Lower interest expense also contributed to the improvement in earnings.

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      The decision to close some of the  Company's  natural gas hedge  positions was in response to unprecedented basis  differentials,  or gaps, between the New
York Mercantile Exchange prices and regional cash prices. In the western producing region of the U.S., the gap reached over 100 percent of the Rocky Mountain selling price negatively impacting many gas producers. The Company's hedging difficulties were aggravated by the slight decline in second quarter natural gas production.

      "Results for the quarter would have been more of a positive year-over-year comparison were they not affected by gas pricing disparities and ERI Services-related investment costs," said Frederick H. Abrew, president and chief executive officer of ERI. "As ERI's traditional businesses continue to perform well, we recognize the opportunity to expand our role and product line geographically through ERI Services which is aimed at the total energy customer."

      ERI is a full service energy marketing company. It offers energy solutions to the wholesale and retail markets with innovative products and services developed through its exploration, production, storage, transportation and distribution of natural gas and electricity operations. ERI is also engaged in the production of natural gas liquids and crude oil.


                            (TABLE FOLLOWS)

                                - more -


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


                   EQUITABLE RESOURCES, INC. AND SUBSIDIARIES

                  STATEMENTS OF CONSOLIDATED INCOME (UNAUDITED)
                      (Thousands Except Per Share Amounts)

                                       Three Months Ended                Six Months Ended            Twelve Months Ended
                                            June 30,                         June 30,                     June 30,

                                        1996            1995           1996          1995           1996             1995


Operating Revenues............  $      391,767     $   316,534    $   1,032,045  $   721,225   $  1,736,810(B)    $  1,362,845
Cost of Energy Purchased......         296,372         218,721          771,843      477,278      1,205,923            901,206
                                --------------     -----------    -------------  -----------   ------------       ------------

Net operating revenues........          95,395          97,813          260,202      243,947        530,887            461,639
Operating Expenses............          86,412          92,781          181,816      190,603        483,893(C)         369,080
                                --------------     -----------    -------------  -----------   ------------       ------------

Operating Income..............           8,983           5,032           78,386       53,344         46,994             92,559

Other Income..................           2,686             447            4,855         (164)         5,406              2,491
Interest Charges..............           9,938          12,678           20,412       25,544         44,966             48,520
                                --------------     -----------    -------------  -----------   ------------       ------------

Income (Loss)
  Before Income Taxes.........           1,731          (7,199)          62,829       27,636          7,434             46,530

Income Taxes (Benefit)........             803          (6,037)          23,175        1,044         (7,175)             1,625
                                --------------     -----------    -------------  -----------   ------------       ------------

Net Income (Loss).............  $          928     $    (1,162)   $      39,654  $    26,592   $     14,609       $     44,905
                                ==============     ===========    =============  ===========   ============       ============

Average Common
  Shares Outstanding..........          35,113          34,703           35,070       34,666         34,989             34,601
                                ==============     ===========    =============  ===========   ============       ============

Earnings (Loss) Per Share.....            $.03          $(.03)            $1.13         $.77           $.42              $1.30
                                          ====           ====             =====         ====           ====              =====


Notes:

(A) Due to the seasonal nature of the business, the interim statements for the three-month and six-month periods are not indicative of results for a full year.

(B) Includes nonrecurring revenues of $45.0 million related to the Columbia Gas bankruptcy settlement recorded in the fourth quarter of 1995.

(C) Includes nonrecurring charges of $121.1 million related to impairment of assets recorded in the fourth quarter of 1995.



Equitable Resources, Inc. and Subsidiaries
Segment Reporting Information

Quarter Ended June 30,                                                           1996


                                          Exploration     Energy     Natural Gas    Natural Gas     Intersegment
                                        and Production   Marketing  Distribution   Transmission     Eliminations   Consolidated
                                                                              (Thousands)

Operating Revenues:
      Residential retail gas sales....  $               $            $   40,613     $            $              $     40,613
      Commercial retail gas sales.....                                   12,684                                       12,684
      Industrial and utility gas sales                                   24,177           363           (2,861)       21,679
      Transportation of gas...........                       1,478          665        14,167           (7,416)        8,894
      Storage of gas..................                         150                      3,572           (1,846)        1,876
      Sale of produced natural gas....       19,578                                                     (3,600)       15,978
      Marketed natural gas............           63        264,834                      7,291          (24,379)      247,809
      Sale of produced oil............        6,757                                                                    6,757
      Sale of natural gas liquids.....        5,488         19,106                                                    24,594
      Contract drilling...............        5,007                                                                    5,007
      Other...........................        1,489          1,688        1,844         1,230             (375)        5,876
                                        -----------     ----------   ----------     ---------    -------------  ------------
           Total revenues.............       38,382        287,256       79,983        26,623          (40,477)      391,767
Cost of Energy Purchased..............        3,727        275,809       52,704         2,920          (38,788)      296,372
                                        -----------     ----------   ----------     ---------    -------------- ------------

                Net operating
                  revenues............       34,655         11,447       27,279        23,703           (1,689)       95,395
                                        -----------     ----------   ----------     ---------    -------------  ------------

Operating Expenses:
      Production......................        7,686                                                                     7,686
      Exploration.....................        2,422                                                                    2,422
      Gas liquids processing..........        1,333          2,580                                                     3,913
      Contract drilling...............        3,825                                                                    3,825
      Other...........................        7,772          5,313       23,368        13,742           (1,705)        48,490
      Depreciation and depletion......       10,983          2,595        4,039         2,459                         20,076
                                        -----------     ----------   ----------     ---------    -------------  ------------

           Total operating expenses...       34,021         10,488       27,407        16,201           (1,705)       86,412
                                        -----------     ----------   ----------     ---------    -------------  ------------

Operating Income (Loss)...............  $       634     $      959   $     (128)    $   7,502    $          16  $      8,983
                                        ===========     ==========   ==========     =========    =============  ============


Sales Quantity:
      Residential retail gas sales
         - MMcf.......................                                    4,284                                        4,284
      Commercial retail gas sales.....                                    1,982                                        1,982
      Industrial and utility gas sales                                    8,499                         (1,112)        7,387
      Transportation deliveries.......                      54,057          979        30,542          (22,648)       62,930
      Produced natural gas sales......       13,711                                                       (104)       13,607
      Marketed natural gas sales......           13        141,860                      2,571          (11,763)      132,681
      Oil - thousands of barrels......          442                                                                      442
      Natural gas liquids -
           thousands of gallons.......       16,261         93,449                                                   109,710

Average Selling Price:
      Residential retail gas sales -
        per Mcf.......................                                 $  9.480
      Commercial retail gas sales.....                                    6.400
      Industrial and utilities
        gas sales.....................                                    2.845          N.M.
      Produced natural gas sales......    $  1.428
      Marketed natural gas sales......       4.846         $ 1.867                    $ 2.836
      Oil - per barrel................      15.287
      Natural gas liquids - per gallon        .337            .204

                                      -30-


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


SEGMENT REPORTING INFORMATION
EQUITABLE RESOURCES, INC., AND SUBSIDIARIES

Quarter Ended June 30,                                                               1995


                                               Exploration      Energy      Natural Gas     Natural Gas  Intersegment
                                              and Production   Marketing    Distribution   Transmission  Eliminations  Consolidated
                                                                                  (Thousands)
Operating Revenues:
      Residential retail gas sales.........     $             $            $     39,303     $             $           $    39,303
      Commercial retail gas sales..........                                       5,372                                     5,372
      Industrial and utility gas sales.....                                      11,929           363      (5,348)          6,944
      Transportation of gas................                        2,417          5,660        14,950     (10,906)         12,121
      Storage of gas.......................                                                     4,352      (1,974)          2,378
      Sale of produced natural gas.........        26,024                                                  (3,068)         22,956
      Marketed natural gas.................           315        210,787                        3,791     (20,988)        193,905
      Sale of produced oil.................         8,635                                                                   8,635
      Sale of natural gas liquids..........         5,278         13,806                                                   19,084
      Contract drilling....................         2,857                                                                   2,857
      Other................................           990            226          1,392         1,529      (1,158)          2,979
                                                 --------       --------       --------     ---------    ---------     ----------

           Total revenues..................        44,099        227,236         63,656        24,985     (43,442)        316,534
Cost of Energy Purchased...................         2,642        218,080         37,993         2,827     (42,821)        218,721
                                                ---------     ----------     ----------     ---------    --------     -----------

                Net operating
                revenues...................        41,457          9,156         25,663        22,158        (621)         97,813
                                                ---------     ----------     ----------     ---------    --------     -----------


Operating Expenses:
      Production...........................         7,810                                                                   7,810
      Exploration..........................         3,767                                                                   3,767
      Gas liquids processing...............         1,092          1,287                                                    2,379
      Contract drilling....................         1,834                                                                   1,834
      Other................................        10,202          3,232         21,324        14,117        (683)         48,192
      Depreciation and depletion...........        19,363          2,905          4,105         2,426                      28,799
                                                ---------     ----------     ----------     ---------    --------     -----------

           Total operating
           expenses........................        44,068          7,424         25,429        16,543        (683)         92,781
                                                ---------     ----------     ----------     ---------    --------     -----------

Operating Income (Loss)....................     $  (2,611)    $    1,732     $      234   $     5,615   $      62     $     5,032
                                                =========-    ==========     ==========     =========    ========     ===========


Sales Quantity:
      Residential retail gas
        sales - MMcf.......................                                       4,070                                     4,070
      Commerical retail gas sales..........                                         581                                       581
      Industrial and utility gas sales.....                                       6,190                                     6,190
      Transportation deliveries............                       30,929          3,126        27,765     (22,206)         39,614
      Produced natural gas sales...........        17,564                                                     (80)         17,484
      Marketed natural gas sales...........           138        133,058                        1,958     (15,503)        119,651
      Oil - thousands of barrels...........           500                                                                     500
      Natural gas liquids -
           thousands of gallons............        16,087         49,791                                                   65,878


Average Selling Price:
      Residential retail gas
        sales - per Mcf....................                                     $ 9.657
      Commercial retail gas sales..........                                       9.246
      Industrial and utility gas sales.....                                       1.927          N.M.
      Produced natural gas sales...........       $ 1.482
      Marketed natural gas sales...........         2.283        $ 1.584                      $ 1.936
      Oil - per barrel.....................        17.270
      Natural gas liquids -
       per gallon..........................          .328           .277

